- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             CLINTON GAS SYSTEMS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             CLINTON GAS SYSTEMS
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- - --------------------------------------------------------------------------------
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


                           CLINTON GAS SYSTEMS, INC.
                             4770 Indianola Avenue
                             Columbus, Ohio  43214

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 1995


To the Shareholders of
Clinton Gas Systems, Inc.

  The 1995 Annual Meeting of Shareholders of Clinton Gas Systems, Inc. (the "Company") will be held at Columbus Marriott Inn North, 6500 Doubletree Avenue, Columbus, Ohio on Tuesday, June 20, 1995 at 9:30 a.m., local time, or at any adjournments thereof (the "Annual Meeting"), for the following purposes:

  1. To elect eight (8) directors to serve for a term of one year each and until their respective successors are duly elected and qualified.

  2. To transact such other business as may properly come before the Annual Meeting.

  Only shareholders of record at the close of business on April 25, 1995 are entitled to notice of and to vote at the Annual Meeting.

                      By Order of the Board of Directors



May 12, 1995          R. L. Richards, Secretary


  The accompanying Proxy Statement is being furnished to shareholders of the Company to solicit their proxies for use at the Annual Meeting.

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH IS INTENDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.

                           CLINTON GAS SYSTEMS, INC.
                             4770 Indianola Avenue
                             Columbus, Ohio  43214

                                PROXY STATEMENT

  The enclosed Proxy is being solicited on behalf of the Board of Directors of Clinton Gas Systems, Inc., an Ohio corporation (the "Company" or "CGAS"), for use at the Company's 1995 Annual Meeting of Shareholders called to be held at 9:30 a.m., local time, at the Columbus Marriott Inn North, 6500 Doubletree Avenue, Columbus, Ohio on Tuesday, June 20, 1995, or at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, a Proxy may be revoked by a shareholder by a duly executed Proxy bearing a later date or by giving notice of revocation to the Company in writing or in open meeting, although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy. Unless otherwise specified, all properly executed Proxies received by the Board of Directors will be voted "FOR" the election as directors of the nominees listed under "ELECTION OF DIRECTORS."

  The solicitation of Proxies may be made by written communication, telephone, telegraph or personal interview by the directors, officers and regular employees of the Company, each of whom will be reimbursed by the Company for actual expenses incurred in connection therewith, but none of whom will receive any additional compensation therefor. All costs in connection with the solicitation of Proxies on behalf of the Company, including reimbursement of clearing agencies, fiduciaries, nominees and other persons for their actual expenses in forwarding proxy materials to the beneficial owners, will be borne by the Company. This Proxy Statement, including the Notice of Annual Meeting, is being first sent to shareholders on or about May 12, 1995.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

  The total number of outstanding common shares entitled to vote at the Annual Meeting is 5,657,626. Only shareholders of record at the close of business on April 25, 1995 are entitled to notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote for each common share held and has cumulative voting rights in the election of directors. A shareholder wishing to exercise cumulative voting must so notify the President, a Vice President or the Secretary of the Company in writing not less than forty-eight hours before the Annual Meeting. Announcement of such notice must be made upon the convening of the Annual Meeting. If cumulative voting is requested, each shareholder will have a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by him and will be entitled to distribute his votes among the nominees as he sees fit. If cumulative voting is requested, as described above, the enclosed Proxy would grant discretionary authority to the proxies named therein to cumulate votes and to distribute the votes among the candidates as they see fit.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

  The following table sets forth, as of April 25, 1995, certain information with respect to the Company's common shares owned beneficially by the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the outstanding common shares of the Company, by each director and nominee for director, and by all directors and officers as a group:

                                         Amount and Nature of                  Percent of Common
NAME AND ADDRESS*                      Beneficial Ownership (1)                    Shs. (2)
- - ---------------------------            ------------------------                -----------------
Jerry D. Jordan (3)                           697,814  (4)                            12.3%
4770 Indianola Ave.
Columbus, OH 43214

Duke W. Thomas (3)                            616,895                                 10.9%
52 East Gay Street
Columbus, OH 43215


NAME AND ADDRESS*                      Beneficial Ownership (1)                    Shs. (2)
- - ---------------------------            ------------------------                -----------------
Thomas B. Ridgley                             616,895                                10.9%
52 East Gay Street
Columbus, OH 43215

Hal W. Field (3)                              592,530 (5)                            10.2%
6251 Crooked Creek Road
Norcross, GA 30092

F. Daniel Ryan (3)                            579,246 (6)(7)                         10.2%
4770 Indianola Ave.
Columbus, OH 43214

R. David Thomas (3)                           234,273 (8)                             4.1%

Donald A. Nay (3)                             129,540 (7)(9)                          2.3%

Michael S. Guy (3)                             75,194 (10)                            1.3%

R. L. Richards (3)                             19,125                                 **

All directors and officers as a group       2,944,617 (4)(5)(6)(7)(8)(9)               52%
    (8 persons)

 *  Address shown for beneficial owners of more than 5% only.

**  Represents less than 1% of class.

(1) Represents sole voting and investment power except as otherwise noted. The information with respect to beneficial ownership is based upon information furnished by each director or officer, or information contained in filings made with the Securities and Exchange Commission.

(2) Based upon 5,657,626 of the Company's common shares outstanding as of April 25, 1995.

(3) Director of the Company.

(4) Does not include 2,756 common shares held of record by Mr. Jordan's wife as to which Mr. Jordan disclaims any beneficial ownership.

(5) All of Mr. Field's common shares are held of record by Mr. Field's wife, but Mr. Field has retained sole voting and investment power.

(6) Mr. Ryan has sole voting and investment power with respect to 578,546 of these common shares. Includes 700 shares which Mr. Ryan holds as custodian for his two minor children.

(7) Includes shares held in the 401(k) accounts of Mr. Ryan (4,063 shares) and Mr. Nay (2,691 shares).

(8) Does not include 47,249 common shares held of record by the wife of Mr. R. David Thomas as to which Mr. Thomas disclaims any beneficial interest.
    Does not include 40,000 common shares held of record by the wife of Mr. Thomas for the benefit of six grandchildren of Mr. Thomas and his wife for which his wife serves as custodian and as to which Mr. Thomas disclaims any beneficial interest. Also does not include 1,867 common shares which may be acquired upon conversion of $14,000 in face amount of 9% Convertible Subordinated Debentures of the Company (the "Debentures") held of record by the wife of Mr. Thomas, or 6,133 in the aggregate of common shares which may be acquired upon conversion of $46,000 in the aggregate of Debentures held of record by trust for the benefit of four grandchildren of Mr. Thomas and his wife for which his wife serves as custodian and as to which Mr. Thomas disclaims any beneficial interest. The Debentures are immediately convertible into common shares of the Company at an initial conversion price of $7.50 per share, subject to adjustment under certain circumstances.

(9) Includes 1,391 shares held in Mr. Nay's IRA account. Does not include 1,043 shares held in the IRA account of Mr. Nay's wife as to which Mr. Nay disclaims any beneficial ownership.

(10) Includes 7,033 common shares held of record by Michael S. Guy Keogh #1 and 27,150 common shares held of record by Michael S. Guy IRA Rollover.

                             ELECTION OF DIRECTORS

    The Board of Directors has nominated the following eight (8) individuals as candidates for election as directors of the Company.

       NAME              AGE                      OFFICE HELD WITH THE COMPANY AND ITS                      DIRECTOR
                                              PRINCIPAL SUBSIDIARIES, PRINCIPAL OCCUPATION                    OF THE
                                                     AND CERTAIN DIRECTORSHIPS HELD                          COMPANY
                                                                                                              SINCE
- - ------------------    ---------    -------------------------------------------------------------------      --------
Jerry D. Jordan          60        Director of  CGAS;  Chairman  of  the  Board  and  Chief  Executive        1986
                                   Officer  of  CGAS, The  Clinton  Oil  Company  ("Clinton  Oil)  and
                                   Clinton Gas  Marketing, Inc.  ("CGM") effective  June, 1988;  prior thereto,  attorney and  partner  with  Vorys,  Sater,  Seymour  and
                                   Pease,  Columbus,  Ohio. Clinton  Oil and  CGM are  subsidiaries of
                                   CGAS. Currently  President of the  Ohio Oil and Gas Association,  a
                                   representative  to  The  Natural  Gas Council,  and a member of the
                                   Board of Directors of the Gas Industry Standards Board.

F. Daniel Ryan           45        President  and  Director of  CGAS;  Vice Chairman  and  Director of        1987
                                   Clinton Oil  since January,  1989;  President and  Director of  CGM since April  1990 and  Vice Chairman  from  January 1989  to  April
                                   1990.

Donald A. Nay            62        Director of  CGAS; Vice  President, Treasurer  and Chief  Financial        1988
                                   Officer of CGAS since June, 1987.

R. L. Richards           46        Director and  Secretary of  CGAS;  Since December,  1994,  Managing        1986
                                   Director  of  RDT, Ltd.,  Dublin,  Ohio;  President  of RDT  Corp.,
                                   Dublin, Ohio prior thereto.  Also  Director of Acceptance Insurance
                                   Co.

Hal W. Field             65        Director   of   CGAS;   Since   June,  1994,   Consultant,   Amcena        1987
                                   Corporation,  New  York,   New  York,  a  holding   company  owning
                                   Specialty  Department Stores, Inc. and  other companies.  From 1984 to May, 1994, Group Executive for Amcena Corporation.


Michael S. Guy           57        Director  of CGAS;  President  of Michael  S.  Guy and  Associates,        1981
                                   Inc.,  Hilliard, Ohio, a  firm involved in  insurance and financial planning.

Duke W. Thomas           58        Director of CGAS; Attorney  and partner with Vorys, Sater,  Seymour        1986
                                   and Pease, Columbus,  Ohio.   Director of Symix  Systems, Inc.  and
                                   Ohio Bar Liability Insurance Company.
R. David Thomas          62        Director  of  CGAS; Senior  Chairman  of  the  Board, Director  and        1986
                                   Founder of Wendy's International, Inc.,  Dublin, Ohio, a restaurant operator and franchisor.

    Each director of the Company is elected for a one-year term and until his successor is duly elected and qualified. The executive officers of the Company are appointed by, and serve at the pleasure of, the Board of Directors. There are no family relationships among the executive officers and directors of the Company.

    The enclosed Proxy will be voted as specified thereon, or, if no instructions are given, it will be voted FOR the nominees of the Board of Directors. The persons designated as proxies reserve full discretion to cast votes for other persons designated by the Board of Directors in the event a nominee who would otherwise receive the votes is unable or unwilling to serve. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

    Under Ohio law and the Company's regulations, the eight nominees receiving the greatest number of votes shall be elected as directors. Shares as to which the authority to vote is withheld and broker non-votes are not counted toward the election of directors, or toward the election of the individual nominees specified on the form of Proxy.

                             MEETINGS OF DIRECTORS

    Four meetings of the Board of Directors were held during 1994. Each director nominated by the Board of Directors for re-election except Mr. R. David Thomas attended at least seventy-five percent of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all committees of the Board of Directors on which that director served during the period he served.

    The Board of Directors has standing Audit and Executive Committees but has no standing Nominating Committee.

    The Audit Committee of the Board of Directors, comprised of Messrs. Nay, Guy and Richards, met three times during 1994. The Audit Committee's function is to recommend to the Board of Directors the selection, retention or termination of the Company's independent public accountants and to review with such accountants the Company's accounts, procedures and controls.

    The Executive Committee of the Board of Directors, comprised of Messrs. Guy, Jordan, Richards, Ryan and Duke Thomas, met three times during 1994. The Executive Committee is authorized to exercise, during the intervals between meetings of the Board of Directors, all powers of the Board in the management of the business of the Company.

    Each director of the Company, other than directors who were salaried employees of the Company, was paid $300 for each Board of Directors meeting attended and $100 for each Committee meeting attended during 1994.

                      COMPENSATION OF EXECUTIVE MANAGEMENT

CASH COMPENSATION

    The following table sets forth the cash compensation paid to the Company's executive officers during fiscal years 1994, 1993, and 1992:

                                                                                           LONG-TERM
                                              ANNUAL COMPENSATION                      COMPENSATION (2)
                                ----------------------------------------------      ---------------------   ALL OTHER
          NAME AND                                                                                           COMPEN-
     PRINCIPAL POSITION          YEAR              SALARY           BONUS(2)         AWARDS      PAYOUTS    SATION (4)
- - ----------------------------    ------           ----------       ------------      --------    ---------   ----------
Jerry D. Jordan                  1994             $200,000              (3)           ---          ---        $6,088
Chairman, Chief                  1993             $200,000          $17,500           ---          ---        $7,050
Executive Officer                1992             $200,000          $15,000           ---          ---        $6,737


F. Daniel Ryan                   1994             $150,000              (3)           ---          ---        $5,286
President, Chief                 1993             $150,000           $8,750           ---          ---        $5,192
Operating Officer                1992             $150,000           $5,000           ---          ---        $5,438

Donald A. Nay                    1994             $140,000              (3)           ---          ---        $5,451
Vice President, Chief            1993             $140,000           $8,750           ---          ---        $5,364
Financial Officer                1992             $140,000          $10,000           ---          ---        $5,408

(1) The Company has no long-term compensation plans.

(2) Bonus payments earned for 1992 and 1993 were paid to the recipients in 1993 and 1994, respectively.

(3) Bonus payment earned for 1994, if any, has not yet been determined.

(4) "All Other Compensation" includes the following: (i) contributions of $4,500 each to the Company's 401(k) Plan on behalf of Messrs. Jordan, Ryan and Nay; (ii) the compensation element of premiums for Split Dollar policies for the partial benefit of the heirs of Messrs. Jordan, Ryan and Nay of $1,588, $786 and $951, respectively.

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION IN GENERAL

    The Company does not have a Compensation Committee. Historically, the compensation of the Company's executive officers has been approved by the Company's non-employee directors, who constitute a majority of the directors of the Company, based upon recommendations of the Company's Executive Committee.

    The compensation paid to the Company's executive officers consists primarily of a base salary and an annual bonus. The only stock-based compensation program maintained by the Company is a Company common stock fund investment option of the Company's 401(k) Savings Plan which is generally available to all employees of the Company and its subsidiaries who meet eligibility requirements. The 1994 salaries of the executive officers remained unchanged from 1994; the bonuses for 1993 which were paid in 1994 were recommended to and approved by the non-employee directors of the Company on April 28, 1994. The bonus for 1994, if any, will be finalized by the Executive Committee after the date of this Proxy Statement. If the Executive Committee recommends that a bonus be paid to the executive officers for 1994, such recommendation will be submitted to the non-employee directors for their consideration and approval.

    In setting executive compensation, the Company has not followed a formula approach that links compensation directly to Company performance. Instead, in establishing its salary and bonus recommendations to the Board of Directors, the Executive Committee reviews and considers a number of factors, including individual performance, the Company's financial performance as compared with previously established goals and as compared with the financial performance of other companies of similar size in its industry, general economic conditions and whether the Company's executive compensation is adequate to attract and retain outstanding executives. No particular weight is assigned to any of these factors, although in establishing bonus amounts for 1993 (which were paid in 1994), the Executive Committee gave special consideration to the Company's growth and expansion.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of the Company's Chief Executive Officer, including his 1994 base salary, has been established substantially in conformance with the policies described above for all other executives of the Company. In recommending a base salary or bonus, the Executive Committee evaluates the CEO's contribution to the Company's achievement of its long-term financial and non-financial objectives. In addition, the Executive Committee considers the other factors it deems important in recommending executive compensation levels as described above. The Chief Executive Officer, who is a member of the Executive Committee, does not participate in any decision of the Executive Committee pertaining to his compensation. The Executive Committee's recommendation is submitted to the non-employee directors of the Company for their consideration.

                 Respectfully submitted,
                 Hal W. Field         Michael S. Guy
                 Jerry D. Jordan      Donald A. Nay
                 R. L. Richards       F. Daniel Ryan
                 Duke W. Thomas       R. David Thomas


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
          AMONG THE COMPANY, THE S&P 500 AND THE S&P NATURAL GAS INDEX

    This graph compares the five year cumulative total return of the common shares of the S&P Natural Gas Group, the S&P 500 and the Company for the five fiscal years ended December 31, 1994. The basis for the comparison is the investment of $100 on December 31, 1989 in each of the S&P Natural Gas Index, the S&P 500 and the Company's common shares. No dividends have been paid by the Company during the five-year period. The S&P 500 Natural Gas Index represents the performance of fifteen publicly-held natural gas producing, transportation and marketing companies. Those companies are larger and generally more geographically diversified than the Company. In 1992 the Company used the Value Line Diversified Natural Gas Index for its Performance Graph. The graph also provides information with respect to the Value Line Diversified Natural Gas Index which the Company used in its Performance Graph for 1993. That index is no longer available.


PERFORMANCE GRAPH


EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Executive Committee consists of five Directors, including Mr. Jordan and Mr. Ryan, who serve as executive officers of the Company. As such, Messrs. Jordan and Ryan participated in deliberations of the Committee concerning recommendations to the Board on executive compensation, although neither voted on any policy or action which affected his own salary or bonus.

    Duke W. Thomas, who serves on the Executive Committee, is a partner in the law firm of Vorys, Sater, Seymour and Pease, which serves as legal counsel to the Company.

                   CERTAIN TRANSACTIONS INVOLVING MANAGEMENT

    From time to time, officers and directors of the Company have purchased interests in natural gas and oil drilling programs sponsored by the Company. Such interests have been purchased by officers and directors of the Company on terms which are not more favorable than the terms offered to other persons who are not affiliated with the Company.

    During the early 1980's, predecessors of the Company made loans to general partnerships composed of their employees to provide funds for investment in certain drilling programs sponsored by affiliated companies. Donald A.

Nay is the only executive officer or director of the Company who is a partner in any of these partnerships. In 1987, these loans were transferred to the Company as a part of the merger of the Clinton American Companies into the
Company.  The   proceeds attributable to each partnership's interest in
drilling programs has been applied to pay interest and principal on each partnership's loan until the loan is paid in full. Interest accrues on the loans at the rate of 1% over the Bank One, Columbus, N.A. prime lending rate. The largest aggregate amount of indebtedness outstanding in 1994 with respect to loans to the partnerships in which Donald A. Nay is one of the general partners was $221,000. As of December 31, 1994, the outstanding aggregate principal balance of such loans was $218,000. The Company established an allowance for uncollectible amounts of $120,000 in 1992 to reflect the estimated future value of the natural gas and oil reserves that will be used to repay those loans. No interest income was recorded on the loans in 1994 based on the Company's assessment of collectibility.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of the Company's common shares to file reports of ownership and changes in ownership on Forms with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such Forms. Based on the Company's review of the copies of such Forms, the Company believes that all of its officers, directors and greater than ten percent shareholders complied with all filing requirements applicable to them with respect to transactions during 1994, except for Mr. Field, who overlooked reporting a Form 4 transaction. The transaction was subsequently reported on Form 5 and the Company believes all officers, directors and greater than ten percent shareholders are current in regarding their Section 16(a) filings.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche served as the Company's independent public accountants during 1994. A representative of Deloitte & Touche is expected to be present at the Annual Meetings, will have the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions. Certified public accountants for the current fiscal year will be selected by the Board of Directors after the Annual Meeting.

                PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

    Any proposals of security holders intended to be included int he Company's proxy statement for the 1996 Annual Meeting of Shareholders for presentation at that meeting must be received by the Company by January 12, 1996.

    Management knows of no other business which may be brought before the Annual Meetings. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE.

                     By Order of the Board of Directors


May 12, 1995         R. L. Richards, Secretary

                          CLINTON GAS SYSTEMS, INC.

            PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints F. Daniel Ryan and Michael S. Guy, or either of them, each with full power of substitution, proxy or proxies to vote at the Annual Meeting of Shareholders of Clinton Gas Systems, Inc. ("the Company") to be held on June 20, 1995, at 9:30 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy, and in their discretion upon such other matters as may come before the meeting.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.                                        Nominees: Hal W. Field
                 FOR  WITHHELD                                 Michael S. Guy
1.  ELECTION                                                   Jerry D. Jordan            THIS PROXY WHEN EXECUTED WILL BE VOTED IN
    OF           [ ]    [ ]                                    Donald A. Nay    THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
    DIRECTORS.                                                 R. L. Richards   SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY
                                                               F. Daniel Ryan   WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR
For, except vote withheld from the following nominee(s).       Duke W. Thomas   ELECTION AS DIRECTORS, AND IN ACCORDANCE WITH THE
                                                               R. David Thomas  PROXIES' BEST JUDGMENT UPON OTHER MATTERS PROPERLY
                                                                                COMING BEFORE THE MEETING AND ANY ADJOURNMENT
________________________________________________________                        THEREOF.

                                                                                Please mark, sign, date and return this proxy card
                                                                                using the enclosed envelope.



Signature_______________________________________ Date____________  Signature_______________________________________ Date____________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor administrator, trustee or guardian, please give full title as such.